UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2024

Sector 10, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24370	33-0565710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 Main Street, #379 Kirkland, WA		98066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 659-7346

10900 NE 4th Street, Suite 2300 Bellevue, WA 98004
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	SECI	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Company has engaged a new accounting firm to provide an audit for the fiscal years ended March 31, 2024 and March 31, 2023 and reviews of the quarterly filings in fiscal year ending March 31, 2025.

The new audit firm is MICHAEL GILLESPIE & ASSOCIATES, PLLC located in Vancouver Washington..  The engagement letter was dated February 20, 2024 and was signed on February 22, 2024. The completion of the audit report will be coordinated with the  filing of the Company’s Form 10-K for the period ended March 31, 2024.

The Company is working to reinstate the Company to its prior OTC standing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sector 10, Inc.
(Registrant)

Dated:	February 26, 2024	By:	By: /s/ Laurence A. Madison
Laurence A. Madison Chief Financial Officer